Exhibit 99.2

Presentation Outline for RBC Capital Markets North American Energy and Power Conference held June 8, 2004 in Boston, Mass.

Slide 1 - Multi-Play, Multi-Pay In the Maverick Basin RBC Capital Markets, North American Energy and Power Conference June 2004 Roberto R. Thomae Vice President-Capital Markets

Slide 2 - Corporate Information
- Headquarters: The Exploration Company; 500 North Loop 1604 East, Suite 250; San Antonio, Texas 78232; Phone: (210) 496-5300, Fax: (210) 496-3232; www.txco.com
- Contact: Roberto R. Thomae, bthomae@txco.com
- TXCO - NASDAQ Listed
- Forward-Looking Information - Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2003, and its Form 10-Q for the quarter ended March 31, 2004. These reports and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - TXCO Snapshot
- Founded 1979 -- 25th Anniversary Year
- Headquarters -- San Antonio
- Nasdaq Smallcap: TXCO
- Trading Statistics
- Current 3-month average daily volume -- 70,000 shares
- May 28, 2004, close -- $3.81
- 2003
- 21.1 million shares traded
- High -- $6.75 - Low -- $2.62 - YE Close -- $6.10

Slide 4 - TXCO Maverick Basin Focus Area
Map of Western United States of America with Maverick and Williston Basins indicated, and an inset map focusing in on TXCO's lease area and indicating a 50-mile span

-     492,000 gross acres
-     More than 85% working interest
-     Seven current plays -- from 1,000' to 18,000'
-     More than 1,500 drilling prospects identified

Slide 5 - TXCO Capitalization

-  $127 million enterprise value at May 28, 2004*
-  27.6 million diluted common shares
        -   $16 million in common shares with warrants placed in May 2004
        -   20.5% held by insiders
             -   4.6 million issued shares
             -   1.4 million in stock options
-  $16 million in redeemable preferred stock issued in August 2003
-  $14 million reserve-base credit facility outstanding balance at May 2004

*  Enterprise value is diluted shares, times share price, plus debt, plus preferred equity, less cash and equivalents.

Slide 6 - TXCO Profile

-  Multi-play/multi-pay focus on the Maverick Basin
-  Large acreage position -- more than 500,000 acres --with hundreds of internally generated growth       opportunities
-  Full-cycle exploration company
     -   Lease/CAEX prospect generation/drill/produce
-  Balanced producer with infrastructure control

Slide 7 - TXCO Growth Strategy

Increase Shareholder Value Through:
-  Accumulating large lease position in core area
-  Controlling majority of exploration/development activity and timetable
-  Applying advanced technology to mitigate drilling risk
     -   3-D seismic
     -   Horizontal drilling
-  Maintaining conservative debt profile

Slide 8 - Reserves and Production Rising
Slide contains two charts: 1) Average Daily Production, and 2) Total Proved Reserves - Bcfe.

Chart 1 is a bar graph showing 2001 through 2003 MMcfed and the May 2004 exit rate; as follows:
     2001 -- 8.1; 2002 -- 12.0; 2003 -- 13.2; and May 2004 exit rate -- 16.9.

Chart 2 shows reserves in Bcfe by formation in layers, for the period from 2000 to 2003, for:
     Escondido - gas; Georgetown - oil; Georgetown - gas; San Miguel - oil; Glen Rose - oil;
     Glen Rose - gas; Other Formations; and, Williston Basin - oil. The chart shows the significant growth in gas reserves in the Glen Rose formation and the growth in oil reserves from the Glen
     Rose, Georgetown and San Miguel formations. Also indicates ending 2003 reserves at 28.4 Bcfe.

-     72% compound annual growth rate (CAGR) in proved reserves over past 3 years -- primarily             through the drill bit
-     60% PDP at YE 03
-     All Maverick Basin reserves found above 7,000' of depth

Slide 9 - TXCO's Pipeline Synergy
Map of pipeline superimposed over lease location map, indicating TXCO acreage, TXCO's Maverick-Dimmit Pipeline System, Area Pipelines, Compression station and Delivery points, as well as indicating the relative location of the Eagle Pass and Carrizo Springs communities and Mexico.

-     80-mile system offers ongoing cost savings
-     35 MMcfd capacity
-     Current throughput only 50% of capacity
-     Added compression can boost capacity to 100 MMcfd

Slide 10 - Updated CAPEX Guidance: Multi-Play, Multi-Pay

Slide contains two charts: 1) a pie chart showing percentages, budget dollars and number of wells for six focus areas; and 2) a bar chart titled 5-Year CAPEX/Drilling.

1)    Georgetown -- $9.3 million -- 25 Wells; Burr/Wipff -- Glen Rose Reefs -- $8 million -- 15         Additional wells; San Miguel --$2.7 million -- 10 Wells; Glen Rose Porosity -- $4 million
        -- 8 New wells, and 4 Re-entries; Glen Rose Shoals/Reefs -- $3.2 million -- 8 Wells; and
        the Taylor Well completion -- $350,000.

-      2004 initial budget: $23.4 million
-      82% earmarked for drilling: $19.2+ million
-      65 initial proposed wells + 4 re-entries

2)    Bar chart showing new wells, drilling and other components of CAPEX by year for the period 2000        through 2003 and estimated for 2004.
                              Number          CAPEX            New drilling as a
              Year        of wells            budget                 % of CAPEX
               2000            25           $11.2 million                 77%
               2001            25             17.8 million                 73%
               2002            37             27.1 million                 52%
               2003            71             37.5 million                 82%
               2004E          65E          33.4 million                 88%

Slide 11 - 2004 Reserve Exposure Risk Mix
Pie chart showing Risk components of 2004 drilling as a % of the drilling program.

Low Risk - 15%, Escondido, San Miguel (Pena Creek), and Glen Rose Shoal
Medium Risk - 70%, Olmos/CBM, Georgetown, Glen Rose Reef & Glen Rose Porosity
High Risk -  15%, Jurassic

Slide 12 - 3-Year Performance Comparisons
Slide contains two charts: 1) Rolling Gross Profit Return-On-Investment Ratio, and 2) Drillbit F&D Costs.

Chart 1 is a bar chart showing Return on Investment Ratios by 3-year periods from 1999 through 2003.
Drillbit only - 1999-2001 - 181%; and 2000-2002 - 145%, 2001-2003 - 185%,
All sources   - 1999-2001 - 152%; and 2000-2002 - 121%, 2001-2003 - 133%.
-     Gross Profit is oil and gas revenues less operating expenses and G&A costs.  Gross Profit Return on Investment is Gross Profit divided by Finding and Development Costs.

Chart 2 is a bar chart showing Finding & Development costs per Mcfe by 3-year periods from 1998 through 2002.
       1999-2001 - $1.58; 2000-2002 - $1.41; and 2001-2003 - $1.66
-     Drillbit finding and development costs per Mcfe include exploration costs and actual drilling costs        incurred compared to the volume of new reserves added during the year.

J.S. Herold's Smallcap Universe spent $2.57/Mcfe to replace reserves by drillbit during 2000-2002.

Slide 13 - Rolling 3-Year Production Replacement
Bar chart showing Production Replacement by 3-year periods from 1999 through 2003.
1999-2001 -- 168%; 2000-2002 -- 261%; and 2001-2003 -- 287%.

J.S. Herold's Smallcap Universe production replacement rate was 190% during 2000-2002

Slide 14 - Strong Cash Flows, Conservative Debt
Slide contains two charts: 1) EBITDA, EBITDAX, Cash Flows, and 2) Debt/Asset Ratio.

Chart 1 -- Bar chart showing EBITDA, EBITDAX and Cash Flows for 1998 through 2003.
-     Cash Flows are net cash provided by operating activities. See the Investor Relations section of the Company's Web site at www.txco.com for a reconciliation of non-GAAP financial measures.

Chart 2 -- Bar chart showing Debt/Asset Ratio by year for 1999 through 2003, in $ millions, and indicating the 4-year compound annual growth rate at 46%.
   1999 -- 9.1%; 2000 -- 4.1%; 2001 -- 2.9%; 2002 -- 13.6%; and 2003 - 39.4%.

Slide 15 - TXCO Operational Snapshot
- Leasehold: 584,000 Gross Acres
- Maverick Basin -- 492,000 acres (427,600 net)
- Largest Maverick Basin Mineral Leaseholder
- Williston Basin -- 92,000 acres (87,300 net)
- Reserve Make Up -- December 31, 2003
- 28.4 Bcfe -- 59% Proved Developed
- 55% Gas -- 15.6 Bcf
- 45% Oil -- 2,129 MBbls
- Net Daily Production -- May 2004 Exit Rate
- 16.9 MMcfe
- 94% from Maverick Basin
- 37% Oil -- 1,039 BOPD
- 63% Gas -- 10.7 MMcfd

Slide 16 - Maverick Basin Acreage Growth
Lease location map shown.

-     Dominant Acreage Position
-     Strong Infrastructure
-     Operational Synergies
-     Early Acreage Aggregator
Table indicating the acreage held by year as follows: 1997 -- 56,400; 1998 -- 65,200; 1999 -- 115,000;    2000 -- 365,000; 2001 -- 372,000; 2002 -- 409,000; 2003 -- 480,000 and 2004 to date -- 492,000.

Slide 17 - Maverick Basin: Prospect Rich
 Drawing showing geologic formations.

-     Escondido 1,000' +/-
-     Olmos/CBM 1,500' +/-
-     San Miguel 1,800' +/-
-     Georgetown 3,000' +/-
-     Glen Rose Porosity 5,000' +/-
-     Glen Rose Shoal/Reef 6,000' +/-
-     Jurassic Formation 16,000' +/-
-     Maverick Basin has 20+ productive zones

Slide 18 - Glen Rose:  Three Plays in One
Drawing showing geologic formations and labeling the porosity interval, shoal and reef components.

-     Porosity discovery -- 2002
-     27 wells drilled to date
-     20 sq. miles identified
-     Est. 100+ MM Bbls in place
-     1.5+ MM Bbl production to date
-     200+ 3-D defined prospects
-     40 degree oil, fresh water
-     Shoals / Reefs -- gas prone
-     2004 updated drilling budget:
       23 Shoal/Reef wells
       12 Porosity wells

Slide 19 - The Glen Rose Plays
Picture of seismic data labeled as follows: Incremental Burr/Wipff Reefs; Paloma/Chittim Shoals/Reefs; and, Comanche Porosity.

-  200+ Prospective wells
       -   3-D/2-D defined
-     Gross reserves targeted/well
      -    Paloma - 2.5 Bcfe
      -    Comanche - 100 to 400 MBbls
-     Drilling and completion costs
      -  Paloma/Chittim/Burr: Vertical - $500,000; Horizontal - $750,000
      -  Comanche:  Vertical - $750,000; Horizontal - $900,000 to $1.1 million,
             50% WI with new operator -- April 2004

Slide 20 - Expanded Glen Rose Reef Play
Picture of seismic across Burr/Wipff area.
-     Exploded view of the western extension of Chittim Anticline
-     Newly identified Glen Rose Reefs draped across anticline

Slide 21 - Georgetown Faults: Repeatable Success
Pictures of seismic for Comanche and Pena Creek Leases marking the Georgetown Fault Systems.

-     9-for-10 Georgetown horizontal gas well completions using new seismic technique
-     11-for-12 overall well completions
-     25 wells planned in 2004
-     Blanket structure -- 300,000+ acres
-     400+ sections with 3-D seismic coverage
-     300+ drillable prospects
-     Estimated cost per well:   $630,000 to $785,000
-     Gross reserves targeted/well:   Oil -- 50 to 100 MBbls;   Gas -- 2 Bcfe

Slide 22 - 3-D Seismic Imaging Confirms TXCO's Georgetown Prospects Picture of imaging model indicating the top and bottom of the Georgetown formation, and a +/- 600' thick span.

Slide 23 - Olmos/CBM Play: Coalbed Distribution in Maverick Basin
Map of leases with location of surface exposure and downdip limit of Olmos Coal marked, as well as location of desorption tests and dewatering pilots. Map also indicates the location of the Dos Republicas permit, the MICARE mine blocks and the CFE power plant.

-     250,000+ acre lease block
-     36 wells dewatering
-     Saturated coal has up to 350 scf/ton gas
-     High-volatile bituminous C
-     Typical CBM well: $150,000
-     1,000+ drillable locations
-     100% WI
-     1 Tcf gross unrisked resource potential

Slide 24 - Maverick Basin's Jurassic Play
Map of the Maverick Basin area marking well locations of Humble/Exxon -- 1956; Shell -- 1953;
Conoco -- 1977; and Taylor 132-1.

-     First well to test Jurassic in Maverick Basin
-     Non-commercial Jurassic gas present
-     Source rocks -- sands, shales, carbonates confirmed
-     Flowing gas to sales from Sligo
-     Potential behind-pipe pay from James lime, Pearsall to be tested
-     TXCO holds Jurassic rights across 300,000+ acres

Slide 25 - Why Own TXCO?
-     Dominant Player in Focus Area
-     Integrated Upstream/Midstream Assets
-     Proven Exploration Track Record
       -  Generating in-house prospects from 3-D analysis attracting industry partners and investors.
       -  Longstanding history of drilling success
-     Strong Multi-Pay Potential
       -  Multi-year drilling prospect inventory in core area
-     Focused Exploration/Development Efforts In Maverick Basin of South Texas

Slide 26 - Multi-Play, Multi-Pay In the Maverick Basin Visit us on the Web at www.txco.com

ADDENDUM - covered in break-out sessions after the presentation

Selected 2003 Drillbit F&D Costs
Bar chart showing 2003 drillbit F&D costs by play in $/Mcfe and indicating which are outside operated.

Glen Rose Porosity -- Oil -- $7.11 -- Outside Operated; Escondido Gas -- $4.08; San Miguel Oil -- $3.68; Georgetown Oil -- $3.10; WTD. Avg. TXCO-Operated -- $2.52; Georgetown Gas -- $2.37; and Glen Rose Shoal -- Gas -- $1.67.

$4.13 -- Gross operating margin per Mcfe -- TXCO's revenues less operating costs, excluding production taxes

Drillbit Finding and Development costs per Mcfe include exploration costs and actual drilling costs incurred compared to the volume of new reserves added during the year, prior to any reserve estimate revisions.